FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         May 23, 1996
                                                   -----------------------


                                 BioCoral, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                     0-23512                33-0601504
--------------------------------------------------------------------------------
 (State or other jurisdiction     (Commission              IRS Employer
      of incorporation)           File Number)          Identification No.)


 c/o Stein Riso Haspel & Jacobs LLP, 805 Third Avenue, New York, NY     10022
--------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code     (212) 752-7118
                                                   -----------------------

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 1.  Changes in Control of Registrant   Not applicable.

Item 2.  Acquisition or Disposition of Assets   Not applicable.

Item 3.   Bankruptcy or Receivership   Not applicable.

Item 4. Changes in Registrant's Certifying Accountants Bewley & Co.("Bewley"), Registrant's independent certified public accounting firm, was dismissed by the Registrant on May 23, 1996 and JHCohn LLP was retained by the Registrant as its independent auditors on such date. The decision to change accountants was made by the board of directors of Registrant for financial reasons and also due to the relocation of Registrant's offices from California to New York.

     Bewley's report on the Registrant's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's two most recent fiscal years, and during the subsequent interim period prior to the dismissal, there were no disagreements with Bewley on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Bewley's satisfaction, would have caused it to make reference thereto in connection with its report.

     During the Registrant's two most recent fiscal years and during the interim period prior to Bewley's dismissal,

          (A) Bewley did not advise the Registrant that the internal controls necessary for the Registrant to develop reliable financial statements did not exist;

          (B) Bewley did not advise the Registrant that information had come to its attention that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management;

          (C) Bewley did not advise the Registrant of the need to expand significantly the scope of its audit, or that information had come to its attention which, if further investigated, may materially impact the fairness or reliability of a previously issued audit report or the financial statements underlying same or cause it to be unwilling to rely on management's representations or to be associated with Registrant's financial statements;

          (D) Bewley did not advise the Registrant that information came to its attention that, it had concluded, materially affects the fairness or reliability of a previously issued audit report or the financial statements underlying same or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report.

     Prior to its engagement, JH Cohn was not consulted by or on behalf of the Registrant regarding the application of accounting principles to any specified transaction or the type of audit opinion that might be rendered on the Registrant's financial statements or as to any matter which might have constituted a disagreement or reportable event within the purview of
Item 304 of Regulation S-K.

Item 5.   Other Events  Not applicable.

Item 6.   Resignations of Registrant's Directors   Not applicable.

Item 7.   Financial Statements and Exhibits Not applicable.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BIOCORAL, INC.


Date: November 14 , 1996                  s/ Riccardo Mortara
                                          --------------------------
                                          Riccardo Mortara, Chairman